UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 8, 2025
(Date of earliest event reported)

ALASKA AIR GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-8957	91-1292054
(Commission File Number)	(IRS Employer Identification No.)

19300 International Boulevard	Seattle	Washington	98188
(Address of Principal Executive Offices)			(Zip Code)

(206) 392-5040
(Registrant's Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	ALK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This document is also available on our website at http://investor.alaskaair.com.

ITEM 3.03. Material Modification to Rights of Security Holders

The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) Compensatory Arrangements with Certain Officers

The Board of Directors (the “Board”) of Alaska Air Group, Inc. (the “Company”) previously approved amendments to the Alaska Air Group, Inc. 2016 Performance Incentive Plan (the “2016 Plan”), subject to approval by the Company’s stockholders, to (1) increase the maximum number of shares of the Company’s common stock that may be issued pursuant to awards under the 2016 Plan by an additional 1,450,000 shares, and (2) extend the term during which the Company may grant new awards under the 2016 Plan through March 12, 2035. The Board also previously approved amendments to the Alaska Air Group, Inc. Employee Stock Purchase Plan (the “ESPP”), subject to approval by the Company’s stockholders, to (1) increase the maximum number of shares of the Company’s common stock authorized for issuance under the ESPP by an additional 6,000,000 shares, and (2) extend the term of the ESPP through March 12, 2035.

At the Company’s annual meeting of stockholders held on May 8, 2025 (the “Annual Meeting”), the Company’s stockholders approved the amendments to the 2016 Plan and the ESPP described above.

The foregoing description of the amendments to the 2016 Plan and the ESPP is qualified in its entirety by reference to the text of the amended and restated 2016 Plan and amended and restated ESPP filed herewith as Exhibits 10.1 and 10.2, respectively, and is incorporated herein by reference.

ITEM 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Amendments to Certificate of Incorporation

On May 9, 2025, following the Annual Meeting, the Company filed the following with the Secretary of State of the State of Delaware:

•A Certificate of Amendment (the “Foreign Ownership Certificate of Amendment”) to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to amend the Certificate of Incorporation to include limitations on the ownership and/or control of the aggregate voting stock of the Company to facilitate compliance with foreign ownership limitations imposed by U.S. federal law and enforced by the U.S. Department of Transportation.

•A Certificate of Amendment (the “Officer Exculpation and Obsolete Provisions Certificate of Amendment”) to amend the Certificate of Incorporation to limit the monetary liability of our officers to the fullest extent permitted by Delaware law and to remove obsolete provisions. The Foreign Ownership Certificate of Amendment together with the Officer Exculpation and Obsolete Provisions Certificate of Amendment are collectively referred to herein as the “Certificates of Amendment.”

•A Restated Certificate of Incorporation, filed by the Company immediately following the filing of the Certificates of Amendment, that restated and integrated, but did not further amend, the Certificate of Incorporation (as amended through the filing of the Certificates of Amendment).

The foregoing description of the Foreign Ownership Certificate of Amendment, the Officer Exculpation and Obsolete Provisions Certificate of Amendment and the Restated Certificate of Incorporation is qualified in its entirety by reference to the full text thereof filed herewith as Exhibits 3.1, 3.2 and 3.3, respectively, and incorporated herein by reference.

Amendments to Bylaws

On May 9, 2025, the Board approved amendments to the Company’s Amended and Restated Bylaws (as so amended and restated, the “Bylaws”). In addition to certain technical, modernizing, conforming, and clarifying changes, the amendments to the Bylaws include the following principal changes:

Foreign Ownership Limitations. A new Article XII was added to the Bylaws to address procedural matters in connection with the adoption of the Foreign Ownership Certificate of Amendment as discussed above under “Amendments to Certificate of Incorporation” in this Item 5.03.

Advance Notice—Universal Proxy. Section 9 of Article II of the Bylaws was amended to address matters relating to the “universal proxy” rules adopted by the U.S. Securities and Exchange Commission pursuant to Rule 14a-19 under the Securities Exchange Act of 1934, as amended.

Advance Notice—General. Section 9 of Article II of the Bylaws was also amended to make additional revisions to the advance notice provisions and certain corresponding provisions, including to (i) clarify that the number of nominees a stockholder may nominate for election at a stockholders’ meeting cannot exceed the number of directors to be elected, (ii) clarify that a stockholder is not entitled to make additional or substitute nominations to the Board following expiration of the applicable advance notice deadline, (iii) revise the informational requirements for the advance notice of nominations or other business to reflect additional customary provisions, including specified information related to stock ownership, proxy or other voting arrangements related to the Company’s capital stock, agreements, arrangements or understandings with respect to the nomination or proposal, including compensatory or other monetary arrangements within the past three years, involving the stockholder and/or beneficial owner on whose behalf the nomination or proposal is made or any of their respective affiliates or associates, and information known regarding financial support by other stockholders or beneficial owners with respect to the nomination or proposal, (iv) update provisions requiring the proposing or nominating stockholder to update or supplement its notice to the Company as of specified dates, and (v) add a provision requiring a stockholder directly or indirectly soliciting proxies from other stockholders to use a proxy card color other than white, which shall be reserved for exclusive use by the Board.

Meetings of Stockholders. Article II of the Bylaws was amended to address certain matters involving the administration of meetings of stockholders, including to conform to amendments to the Delaware General Corporation Law relating to, among other things, meeting adjournment as set forth in Section 4 thereof and to clarify the authority of the meeting chair with respect to the conduct of a meeting of stockholders as set forth in Section 6 thereof.

Delivery of Information. A new Section 11 was added to Article II to provide that documents or information delivered to the Company under Article II, including in connection with the advance notice of nominations or other business, to be in writing and delivered by hand or by certified or registered mail, return receipt requested.

Electronic Proxies & Written Consents. Various provisions of the Bylaw were amended in response to amendments to the Delaware General Corporation Law to clarify the expanded flexibility for electronic delivery of proxies and written consents and permit the use of electronic signatures for consents, agreements, certificates, or other instruments executed on behalf of the Company, including Section 7 of Article II, Section 7 of Article III, Article IX and Section 2 of Article XIII of the Bylaws.

Officers. Various sections of Article V were amended to remove references to the Chairman of the Board as an officer position.

Forum Selection. Article X of the Bylaws was amended to make certain clarifying changes to the existing state exclusive forum provision.

The foregoing description of the amendments to the Bylaws is qualified in its entirety by reference to the Bylaws filed herewith as Exhibit 3.4 and incorporated herein by reference.

ITEM 5.07. Submission of Matters to a Vote of Security Holders.

(a) Alaska Air Group, Inc.'s (the "Company") Annual Meeting of Stockholders was held on May 8, 2025.

(b) At the Annual Meeting, all 10 director nominees were elected for one-year terms expiring on the date of the Annual Meeting in 2026. The results of the voting with respect to the election of directors were as follows:

Proposal 1. Election of nominees for the Board of Directors:

Board Nominees	For	Withheld	Broker Non Votes
Patricia M. Bedient	89,501,407	1,179,293	11,475,857
James A. Beer	84,937,082	5,743,618	11,475,857
Raymond L. Conner	89,758,340	922,360	11,475,857

Daniel K. Elwell	90,193,097	487,603	11,475,857
Kathleen T. Hogan	85,034,582	5,646,118	11,475,857
Adrienne R. Lofton	90,007,168	673,532	11,475,857
Ben Minicucci	90,022,647	658,053	11,475,857
Helvi K. Sandvik	89,235,908	1,444,792	11,475,857
Peter A. Shimer	90,209,552	471,148	11,475,857
Eric K. Yeaman	88,888,616	1,792,084	11,475,857

The results of voting on Proposals 2 through 8 were as follows:

Proposal 2. A board proposal seeking an advisory vote to approve the compensation of the Company’s Named Executive Officers:

Number of Votes
For	88,089,246
Against	2,162,742
Abstain	428,712
Broker Non-votes	11,475,857

Proposal 3. A board proposal seeking ratification of the appointment of KPMG LLP as the Company’s independent registered public accountants for fiscal year 2025:

Number of Votes
For	100,391,799
Against	1,339,351
Abstain	425,407
Broker Non-votes	N/A

Proposal 4. A board proposal seeking amendments to the Company’s Amended and Restated Certificate of Incorporation (Certificate of Incorporation) to comply with foreign ownership limitations imposed by federal law on U.S. air carriers:

Number of Votes
For	90,205,453
Against	124,984
Abstain	350,263
Broker Non-votes	11,475,857

Proposal 5. A board proposal seeking approval of amendments to the Certificate of Incorporation to provide for exculpation of certain officers and remove obsolete provisions:

Number of Votes
For	84,716,745
Against	5,562,765
Abstain	401,190
Broker Non-votes	11,475,857

Proposal 6. A board proposal seeking approval of amendments to the Company’s 2016 Performance Incentive Plan:

Number of Votes
For	84,941,092
Against	5,312,452

Abstain	427,156
Broker Non-votes	11,475,857

Proposal 7. A board proposal seeking approval of amendments to the Company’s Employee Stock Purchase Plan:

Number of Votes
For	89,550,551
Against	755,261
Abstain	374,888
Broker Non-votes	11,475,857

Proposal 8. A stockholder proposal seeking to amend the Company’s clawback policy:

Number of Votes
For	3,891,347
Against	86,121,899
Abstain	667,454
Broker Non-votes	11,475,857

ITEM 9.01  Financial Statements and Other Exhibits

Exhibit 3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of Alaska Air Group, Inc.
Exhibit 3.2	Certificate of Amendment of Amended and Restated Certificate of Incorporation of Alaska Air Group, Inc.
Exhibit 3.3	Restated Certificate of Incorporation of Alaska Air Group, Inc., as amended and in effect on May 9, 2025
Exhibit 3.4	Amended and Restated Bylaws of Alaska Air Group, Inc., as amended and in effect on May 9, 2025
Exhibit 10.1	Alaska Air Group, Inc. 2016 Performance Incentive Plan, As Amended and Restated Effective March 13, 2025
Exhibit 10.2	Alaska Air Group, Inc. Employee Stock Purchase Plan, as Amended for the Offering Period Commencing November 1, 2025
104	Cover Page Interactive Data File - embedded within the Inline XBRL Document

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALASKA AIR GROUP, INC.
Registrant

Date: May 14, 2025

/s/ Kyle B. Levine
Kyle B. Levine
Senior Vice President, Legal, General Counsel and Corporate Secretary